Other Income	12 Months Ended
Mar. 31, 2025
Other Income [Abstract]
Other income

18. Other income

	2025	2024	2023
	US$	US$	US$

Interest income from financial institutions	24,000	33,959	25,280
Unrealized gain on change in fair value of financial asset at FVTPL	—	733,915	—
Commission fee income	512,723
Gain on investment	286,600	188,551	—
Government subsidies (note (a))	—	—	15,308
Reversal of impairment	—	44,908	—
Sundries	58,915	39,729	—
Total other income	882,238	1,041,062	40,588

Note:

(a)	The government subsidies were granted under the Employment Support Scheme (“ESS”) for the Anti-epidemic fund from the Hong Kong Government to provide financial support to enterprises to retain their employees. Employers participating in ESS were required to undertake and warrant that they would: (i) not implement redundancies during the subsidy period; and (ii) spend all the wage subsidies on paying wages to their employees. There were no unfulfilled conditions nor other contingencies attached to the ESS funding.